SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                 April 16, 2003

                            Rexhall Industries, Inc.
               (Exact name of registrant as specified in charter)

California                       0-10067                        95-4135907
(State or other                (Commission                   (IRS Employer
jurisdiction of               File Number)             Identification No.)
incorporation)

46147 7th Street West, Lancaster California     93534
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(Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:           (661) 726-0565
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Item 1.  Changes in Control of Registrant.
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                  Not applicable.

Item 2.  Acquisition or Disposition of Assets.
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                  None.

Item 3.  Bankruptcy or Receivership.
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                  Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.
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                  Not applicable

Item 5.  Other Events.
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                  Not applicable.

Item 6.  Resignations of Registrant's Directors.
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                  Not applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(a) Financial Statements - Not applicable
(b) Pro Forma Financial Information - Not applicable
(c) Exhibits -

         The following exhibit is filed as part of this report:

         99.1 Press Release of April 16, 2003 announcing registrant's year end and fourth quarter financial results.

Item 8. Change in Fiscal Year
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                  Not applicable.

Item 9. Regulation FD Disclosure
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(The information under this Item 9 is being furnished pursuant
Item 12 of Form 8-K.)

On April 16, 2003, registrant made an earnings release, the text of which is set forth in Exhibit 99.1 attached hereto and is being furnished pursuant to Item 12 of From 8-K.

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                       Rexhall Industries, Inc.
                                                             (Registrant)

Date: April 21, 2003                        By:
                                               ---------------------------------
                                               J. Michael Bourne, EVP, COO & CFO